UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

November 2, 2004

BAIRNCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-8120

 13-3057520

(State or other jurisdiction of        (Commission

(IRS Employer

incorporation or organization)        File Number)

Identification No.)

300 Primera Boulevard, Suite 432, Lake Mary,   FL  32746

(Address of principal executive offices)       (Zip Code)

(407) 875-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

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ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2004, Bairnco Corporation (the “Corporation”) filed Form 8-K, with a press release issued on Friday, October 22, 2004, as Exhibit 99 incorporated by reference therein.  This press release was issued to announce the Corporation’s third quarter 2004 operating results.

This amended Form 8-K/A is being filed to re-classify $561,000 from long-term debt to current maturities of long-term debt, on the Condensed Balance Sheet for the period ended October 2, 2004, included in Bairnco’s amended third quarter 2004 press release dated October 22, 2004, which is incorporated by reference herein.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

The following exhibit is incorporated by reference herein:

99   Press Release, dated October 22, 2004, issued by Bairnco Corporation, amended to restate the October 2, 2004 long-term debt and current maturities of long-term debt balances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIRNCO CORPORATION

By:

/s/ Lawrence C. Maingot

Lawrence C. Maingot

Controller

Date:

November 2, 2004

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EXHIBIT INDEX

Exhibit

Description

99

Press Release

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